UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Procera Networks, Inc.

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Procera Networks Comments on Filing by Tristan Partners and Cannell Capital

Fremont, CA, January 27, 2015 — Procera Networks, Inc. (NASDAQ: PKT) (“Procera” or the “Company”), the global Subscriber Experience Company, today noted that Tristan Partners, L.P., Tristan Offshore Fund, Ltd. and Cannell Capital LLC, which together reportedly own approximately 1.5% of Procera’s outstanding stock, have stated their intention to nominate representatives to stand for election to Procera’s Board of Directors at the Company’s 2015 Annual Meeting of Stockholders.

Procera’s strong, independent Board is comprised of proven leaders with a range of relevant business and financial experience and expertise, all of whom are well qualified to further advance the interests of the Company’s stockholders, employees and customers. The Board remains highly focused on generating long-term stockholder value and will continue to take actions that support the interests of all stockholders. Procera continues to welcome investor input and is committed to maintaining an active and ongoing dialogue with its stockholders, including regarding corporate governance matters. The Company looks forward to the opportunity to have a detailed discussion with Tristan Partners, L.P., Tristan Offshore Fund, Ltd. and Cannell Capital LLC to better understand their views and address matters that are relevant to all stockholders. Procera has consistently and will actively review and consider ideas that may create additional stockholder value.

With respect to the consideration of director candidates, the Nominating & Corporate Governance Committee of Procera’s Board of Directors will follow the Company’s policies and procedures for considering director candidates recommended by stockholders and will respond in due course. The date of Procera’s 2015 Annual Meeting of Stockholders has not yet been announced. Procera recommends that stockholders defer making any determination with respect to any proposed candidates until the stockholders have been advised of the position of Procera’s Board of Directors.

About Procera Networks, Inc.

Procera Networks, Inc. (NASDAQ: PKT), the global Subscriber Experience Company, is revolutionizing the way operators and vendors monitor, manage and monetize their network traffic. Elevate your business value and improve customer experience with Procera’s sophisticated intelligence solutions. For more information, visit http://www.proceranetworks.com or follow Procera on Twitter at @ProceraNetworks.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this release that are not historical or current facts are forward-looking statements. The forward-looking statements include, without limitation, statements regarding the Board’s focus on generating long-term stockholder value and its intent to take actions that support the interests of all stockholders, as well as statements regarding future discussions and communications with Procera’s stockholders. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause Procera’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, the acceptance and adoption of Procera’s products; Procera’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; its ability to obtain any follow-on orders from major customers; its customers canceling orders or awards; its ability to achieve revenue recognition on awarded business; its dependence on a limited product line and key customers; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources than us; its ability to manage costs effectively; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; and other risks and uncertainties described more fully in Procera’s documents filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”). More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2013 and its Form 10-Q filed for the quarter ended September 30, 2014, and other reports filed with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov and on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and Procera undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Procera Networks, Inc., its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Procera stockholders in connection with the matters to be considered at Procera’s 2015 Annual Meeting of Stockholders. Procera intends to file a proxy statement with the SEC in connection with any such solicitation of proxies from Procera stockholders. PROCERA STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Procera’s directors and executive officers in Procera stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Procera’s 2015 Annual Meeting of Stockholders. Information can also be found in Procera’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 11, 2014. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Procera with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Procera’s website at http://www.proceranetworks.com/investors/sec.

Press Contact

Bob Eastwood, Engage PR for Procera Networks, 510-748-8200 x215, beastwood@engagepr.com

Investor Relations Contact

Michael Bishop, Blueshirt Group for Procera Networks, 415-217-4968, mike@blueshirtgroup.com